John Hancock Variable Insurance Trust (the “Trust”)
Supplement dated June 26, 2019 to the current

Prospectus (the “Prospectus”), as may be supplemented

International Growth Stock Trust

Utilities Trust

At its in-person meeting held on June 24-26, 2019, the Board of Trustees of John Hancock Variable Insurance Trust (the “Board”) approved an Agreement and Plan of Reorganization providing for the following fund reorganizations:

Acquired Fund	Acquiring Fund
International Growth Stock Trust	International Equity Index Trust
Utilities Trust	Equity Income Trust

A meeting of the shareholders of each Acquired Fund has been scheduled for Tuesday, September 24, 2019, to seek approval of its reorganization. Subject to regulatory and shareholder approval, each reorganization is scheduled to occur immediately after the close of business on or about Friday, November 1, 2019.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any funds, nor is it a solicitation of any proxy. For important information regarding any of these reorganizations, or to receive a free copy of a proxy statement/prospectus relating to the proposed merger, once it is available, please call the appropriate phone number listed below. The proxy statement/prospectus contains important information about fund objectives, strategies, fees, expenses and risk considerations. The proxy statement/prospectus is also available for free on the SEC’s website (www.sec.gov). Please read the proxy statement/prospectus carefully before making any decision to invest or when considering a merger proposal.

For John Hancock Life Insurance Company (U.S.A.) variable annuity contracts:	(800) 344-1029
For John Hancock Life Insurance Company (U.S.A.) variable life contracts:	(800) 827-4546
For John Hancock Life Insurance Company of New York variable annuity contracts:	(800) 551-2078
For John Hancock Life Insurance Company of New York variable life contracts:	(888) 267-7784

Capital Appreciation Trust (the “fund”)

In addition, effective July 1, 2019, the advisory fee schedule for the fund, as shown in “Appendix A Schedule of Management Fees,” is revised and restated as follows:

0.800% first $500 million;

0.700% next $500 million; and

0.670% excess over $1 billion.†

(Aggregate Net Assets include the net assets of the fund and Capital Appreciation Fund, a series of John Hancock Funds II).

† The fee schedule above became effective as of July 1, 2019.

International Equity Index Trust (the “fund”)

Also, effective July 1, 2019, the advisory fee schedule for the fund, as shown in “Appendix A Schedule of Management Fees,” is revised and restated as follows:

0.550% first $100 million;

0.530% next $150 million;

0.520% next $250 million; and

0.510% excess over $500 million.*

* The fee schedule above became effective as of July 1, 2019.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.